Exhibit 99.1
[Client's name]
[Issuer's name]
[Type of securities]
[Reference number]
                             Rule 10b5-1 Sales Plan

I, Gordon Graves, have, as of the date set forth below, established this Sales Plan ("the Plan") in order to sell shares of Multimedia Games [Issuer's name] (the "Issuer") [common] stock pursuant to the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


I request that Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") execute the Plan as follows:

1. Starting on 27 Aug 03,

     a. For securities other than stock options,(1) sell:

         [ ] ________ [number] of shares every ________ [time period: day of week, day/date of month], provided the price per share is at or above $______________ [dollar amount] on the _____________
              [principal exchange or market on which the shares are traded] (the "Exchange")

         [ ] an amount of shares equal to $28 million [dollar amount] of net proceeds, after subtracting fees, commissions, and applicable transfer taxes, provided that the price per share is at or above $SEE TABLE [dollar amount] on the NASDAQ [principal exchange or market on which the shares are traded] (the "Exchange")

         [  ] shares in accordance with the following formula:
              -------------------------------------

         [X] shares pursuant to the attached table;

     b. For stock options, exercise:

         [  ] __________ [number] stock options every ______________ [time period: day of week, day/date of month], provided the price per underlying share is at or above $__________ [dollar amount] on the ________________ [principal exchange or market on which the shares are traded] (the "Exchange")

         [ ] an amount of stock options equal to $_______ [dollar amount] of net proceeds, after subtracting fees, commissions, and applicable transfer taxes, provided that the price per share is at or above $___________ [dollar amount] on the ___________ [principal exchange or market on which the shares are traded] (the "Exchange")

         [  ] stock options in accordance with the following formula:
              -------------------------------------

         [  ] stock options pursuant to the attached table;


provided, however, that
------------------

         (i) Merrill Lynch will exercise no stock option, unless its exercise price is less than the market price of the underlying share; and Merrill Lynch will exercise those stock options (select one);

              [ ] with the earliest expiration date

              [ ] with the lowest exercise price; and

         (ii) Merrill Lynch may deduct from the proceeds of each stock option exercised and the underlying shares sold the sum of (a) the exercise price and (b) any withholding tax and then remit that sum to the Issuer.

---------------------------------
1 For the purposes of the Plan, "stock options" means stock options issued by the Issuer, not, for example, publicly traded options.

2. The Plan shall end on the earliest of:

     a. 27 August 2004 [date];

     b. the completion of all sales contemplated in paragraph 1 of the Plan;

     c. my or Merrill Lynch's reasonable determination that:

         (i) the Plan does not comply with Rule 10b5-1 or other applicable securities laws;

         (ii) I have not, or Merrill Lynch has not, complied with the Plan, Rule 10b5-1 or other applicable securities laws; or

         (iii) I have made misstatements in my Client Representation Letter to Merrill Lynch;

         [ ]  the filing of a bankruptcy petition by the Issuer

         [X] the public announcement of a merger, recapitalization, acquisition, tender or exchange offer, or other business combination or reorganization resulting in the exchange or conversion of the shares of the Issuer into shares of a company other than the Issuer

         [ ] the public announcement of a public offering of securities by the Issuer

         [X] the conversion of the shares into rights to receive fixed amounts of cash or into debt securities and/or preferred stock (whether in whole or in part)

         [X]  my death, disability or mental incapacity

         [ ]  my severance or retirement from the Issuer or

         [X] receipt by Merrill Lynch of written notice of termination from me pursuant to paragraph 12 below.


3. If Merrill Lynch must suspend sales allocated under the Plan, pursuant to paragraph 1 above, on a particular day for any of the following reasons:

     a. a day specified by the Plan is not a day on which the shares trade regularly on the Exchange;

     b.  trading of the shares on the Exchange is suspended for any reason;

     c. there is insufficient demand for any or all of the shares at or above the specified price;

     d. Merrill Lynch cannot effect a sale of shares due to legal, regulatory or contractual restrictions applicable to it or to me (including without limitation, Regulation M); or

     e. if the shares are being sold pursuant to a registration statement, the termination, expiration, suspension or unavailability of the registration statement;

     then Merrill Lynch will resume sales in accordance with paragraph 1 above on the next day specified in the Plan after the condition causing the suspension of sales has been resolved to the satisfaction of Merrill Lynch and me. Shares allocated under the Plan for sale during the period when sales under the Plan are suspended (select one only):

         [ ] will remain unsold

         [X] will be sold as soon as possible once sales under the Plan resume

         [ ] will be sold if they are otherwise eligible for sale under the Plan at a later date.


4. At the discretion of Merrill Lynch, shares allocated under the Plan for sale on a given day or date may be sold in bulk or in smaller increments, depending upon market demand and the minimum price established in paragraph 1.


5. In the event of a stock split or reverse stock split, the dollar amount at which shares are sold will be automatically adjusted proportionately.


6. Unless I have indicated otherwise in paragraph 2 above, in the event of a reincorporating or other corporate reorganization resulting in an automatic share-for-share exchange of new shares for the type of shares subject to the Plan, then the new shares will automatically replace the type of shares originally specified in the Plan.

7.   Rule 144 and Rule 145

     a. I request and authorize Merrill Lynch to compete and file on my behalf the Forms 144 (pre-signed by me) necessary to effect the Plan, if any.

     b. If appropriate, I understand and agree that Merrill Lynch will make one Form 144 filing at the beginning of each three-month period, commencing with the date of the first sale made under the Plan, and that each Form 144 shall state that the sales are being effected in accordance with a sales plan intended to comply with Rule 10b5-1.

     c. Merrill Lynch will conduct sales pursuant to Rule 144 or Rule 145 if appropriate, including applying Rule 144 volume limitations as if the sales under the Plan were the only sales subject to the volume limitations.


8. Indemnification.

     a. I agree to indemnify and hold harmless Merrill Lynch from and against all claims, losses, damages and liabilities arising out of inquiries and/or proceedings resulting from assertions that:

         (i) the Plan or sales made under the Plan do not comply with Rule 10b5-1 or with state securities laws or regulations prohibiting trading while in possession of material nonpublic information and

         (ii) Merrill Lynch has not executed any sales pursuant to the provisions of the Plan.

     b. This indemnification will survive termination of the Plan.


9. The Plan may be modified or amended only upon:

     a. the written agreement of myself and Merrill Lynch and

     b. the receipt by Merrill Lynch of a certificate that I have signed to the effect that the presentations, warranties and covenants in my Client Representation Letter, dated the date hereof, are true as of the date of such certificate.

10. The Plan may be signed in counterparts, each of which will be an original.


11. The Plan and my above-mentioned Client Representation Letter, dated the date hereof, together constitute the entire agreement between me and Merrill Lynch and supersede any prior agreements or understandings regarding the Plan.


12.  All notices given by the parties under this Plan will be as follows:

     a. If to Merrill Lynch:
        Managing Director and Administrative Manager
        Merrill Lynch, Pierce, Fenner & Smith, Inc.
        [branch office address]

     b. If to me: [client address]


13. This Plan will be governed and construed in accordance with the internal laws of the State of New York.

                         By: /s/ Gordon Graves
                            --------------------------------
                                  Name:
                                  Date:

                         Acknowledged and Agreed this 27 day of August, 2003:


                         Merrill Lynch, Pierce, Fenner & Smith Incorporated

                         By: /s/ [illegible]
                            --------------------------------
                                  Name:
                                  Title:  Vice President

                                 ATTACHED TABLE

  ------------------------ -------------------------- ----------------------
  PRICE                          NO. OF SHARES              PROCEEDS
  ------------------------ -------------------------- ----------------------
  $25/share                         100,000                    $2.5 million
  ------------------------ -------------------------- ----------------------
  $30/share                         100,000                    $3.0 million
  ------------------------ -------------------------- ----------------------
  $50/share                         100,000                    $5.0 million
  ------------------------ -------------------------- ----------------------
  $75/share                         100,000                    $7.5 million
  ------------------------ -------------------------- ----------------------
  $100/share                        100,000                   $10.0 million
  ------------------------ -------------------------- ----------------------
           TOTAL:                   500,000                   $28.0 million
  ------------------------ -------------------------- ----------------------